UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 12, 2012

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

                               000-53981                                                            20-8610073

                  (Commission File Number)                              (IRS Employer Identification No.)

 19111 North Dallas Parkway, Suite 200

                   Dallas, TX                                                                                  75287

        (Address of principal executive offices)                                                        (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On November 15, 2012, Blue Calypso, Inc. (the “Company”) commenced a private offering (the “Offering”) of up to $3,000,000 of Units (the “Units”) at a purchase price of $50,000 per Unit pursuant to the Securities Purchase Agreement dated November 15, 2012 (the “Purchase Agreement”). Each Unit consists of a 10% Convertible Debenture in the principal amount of $50,000 (the “Debenture”) and 12,500 shares of the Company’s common stock. The Debenture bears interest at a rate of 10% per annum, is due two years from the issuance date and is convertible into shares of the Company’s common stock at a conversion price of $0.20 per share.

On December 12, 2012, the Company entered into Purchase Agreements with William Ogle, the Company’s Chairman and Chief Executive Officer, and Andrew Levi, the Company’s Chief Technology Officer and director. Mr. Ogle and Mr. Levi each purchased one Unit in the Offering in consideration of gross proceeds to the Company of $100,000. As of December 12, 2012, the Company has issued and sold an aggregate of $350,000 of Units in the Offering.

The descriptions of certain terms of the Purchase Agreement and Debenture set forth herein do not purport to be complete and are qualified in their entirety by the provisions of the Purchase Agreement and Debenture, copies of which were attached to the Original 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

The foregoing securities were sold to a limited number of accredited investors, including two of the Company’s officers and directors, without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder without payment of commissions to any person. The securities may not be transferred or sold absent registration under the Securities Act or the availability of an applicable exemption therefrom.

Item 3.02        Unregistered Sale of Equity Securities.

The information provided under Item 1.01 regarding the unregistered sale of equity securities is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

10.1     Form of Securities Purchase Agreement dated November 15, 2012

10.2     Form of 10% Convertible Debenture

2

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  December 14, 2012                                          By: /s/ David Polster

                                                                                         David Polster

                                                                                         Chief Financial Officer